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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 22, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

          California                   0-24230                  94-3021850
 ----------------------------  ------------------------   ----------------------
 (State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                  Identification Number)

                    44259 Nobel Drive
                   Fremont, California                           94538
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         (Address of principal executive offices)              (Zip Code)

                                 (510) 490-0719
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                         (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

        On June 28, 2005, the Compensation Committee of the Board of Directors of the Registrant (the "Compensation Committee") approved the compensation package to be paid to John Davenport as the Registrant's newly appointed Chief Executive Officer, effective July 1, 2005. The information required to be disclosed under this Item 1.01 with respect to the Registrant's arrangement with Mr. Davenport is set forth in the third paragraph under Item 5.02 of this Form 8-K and is incorporated by reference into this Item 1.01.

        On June 28, 2005, the Compensation Committee also approved the severance package to be paid to David Ruckert upon his resignation as the Registrant's Chief Executive Officer, effective July 1, 2005. Mr. Ruckert will remain President of the Registrant until September 30, 2005. The Registrant will pay Mr. Ruckert a severance payment equal to 18 months of his current base salary, which will be paid over 3 years beginning in October 2005. However, should the Registrant undertake a financing transaction, under certain circumstances any unpaid severance amount would be immediately payable in a lump sum. In addition, any of Mr. Ruckert's outstanding unvested options will immediately vest on, or under circumstances before, October 1, 2005. Should the Registrant undertake a financing transaction prior to Mr. Ruckert's exercising the remainder of his options, under certain circumstances Mr. Ruckert would be allowed to sell the shares underlying these options in such a financing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On June 22, 2005, the Board of Directors of the Registrant appointed John Davenport to be its Chief Executive Officer and accepted the resignation of David Ruckert as Chief Executive Officer, subject to the Compensation Committee's approval of a compensation package for Mr. Davenport and a severance package for Mr. Ruckert, with such appointment and resignation effective July 1, 2005. Mr. Ruckert remains a director of the Registrant and will remain as President until September 30, 2005. The terms of Mr. Ruckert's severance package are set forth in Item 1.01 of this Form 8-K.

        Mr. Davenport, 60, joined the Registrant in November 1999 as Vice President, Chief Technology Officer and was appointed Chief Operating Officer in July 2003. Prior to joining the Registrant, Mr. Davenport served as President of Unison Fiber Optic Lighting Systems, LLC from 1998 to 1999. Mr. Davenport began his career at GE Lighting in 1972 as a research physicist and thereafter served 25 years in various capacities including GE Lighting's research and development manager and as development manager for high performance LED projects. He is a recognized global expert in light sources, lighting systems and lighting applications, with special emphasis in low wattage discharge lamps, electronic ballast technology and distributed lighting systems using fiber optics.

        On June 28, 2005, the Compensation Committee approved the material terms of Mr. Davenport's compensation package. Mr. Davenport will receive a base salary of $250,000 per year. He is also eligible to receive a minimum bonus of 25% of his base salary if the Registrant achieves the operating income plan established for each year, or up to a maximum bonus of 50% of his base salary if the Registrant exceeds the operating income plan. Each year the operating income plan will be negotiated between Mr. Davenport and the Board of Directors. On July 1, 2005, Mr. Davenport will receive an option to purchase 200,000 shares of the Registrant's common stock at an exercise price equal to the closing price of the Registrant's common stock on the date of grant. This option will vest as to 25% of the shares on each anniversary of the grant date, becoming fully vested on the fourth anniversary. Mr. Davenport is also eligible to receive additional options to purchase from 50,000 shares up to 100,000 shares of the Registrant's common stock, to be granted on each of December 31, 2006 and December 31, 2007, if the Registrant achieves certain revenue targets for the fiscal years ended December 31, 2006 and 2007, respectively.

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        The Board of Directors also appointed Roger Buelow, currently V.P.
Engineering, as Chief Technology Officer effective July 1, 2005. Mr. Buelow, 32, was appointed V.P. Engineering in February 2003. He served as the Registrant's Director of Lighting Research and Development from 1999 to February 2003. Prior to joining Fiberstars in 1999, he served as Director of Engineering for Unison from 1998 to 1999. Prior to that he served four years as an engineer at GE Lighting working on several fiber optic lighting projects. Mr. Buelow is a Certified Quality Engineer with five utility patents.

Item 7.01  Regulation FD Disclosure

        On June 28, 2005, the Registrant issued a press release announcing a reorganization and restructuring of the Registrant, including the appointment of a new Chief Executive Officer and Chief Technology Officer, and that it expects its pool and spa business to miss its forecast for the 2005 season. A copy of the release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

       (c) Exhibits

           Exhibit No.    Description
           -----------    -----------------------------------------------------
              99.1        Press Release dated June 28, 2005, furnished pursuant
                          to Item 7.01.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: June 28, 2005

                                                  FIBERSTARS, INC.

                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number     Description
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99.1       Press Release dated June 28, 2005, furnished pursuant to Item 7.01.